WESTCORE TRUST

Supplement dated October 15, 2009 to the Westcore Equity and Bond Funds Prospectus dated April 30, 2009.

This supplement is to be used with the prospectus dated April 30, 2009. This supplement together with the prospectus constitutes a current prospectus.

The following paragraph replaces the paragraph regarding the Westcore International Frontier Fund on page 40 in the section titled “Management of the Funds.”

Westcore International Frontier Fund

The Westcore International Frontier Fund (the “Fund”) is managed by Denver Investments’ International Small-Cap Research Team (the “Team”). The Team is comprised of Mr. John C. Fenley, CFA, Lead Portfolio Manager and Mr. Jeremy A. Duhon, CFA, Co-Portfolio Manager. Each portfolio manager recommends purchase and sell decisions for the Fund. They then meet to discuss and review these recommendations to determine whether the recommendations are compatible with the Fund’s investment objective. The portfolio managers typically seek to reach a consensus on all investment decisions.

The paragraph relating to Mr. Oki on page 43 in the section titled “Management of the Funds” is hereby deleted.

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